Income Taxes (Detail) - The tax effects of temporary differences of the deferred tax (USD $)	Oct. 31, 2012	Oct. 31, 2011
Federal and state NOL and tax credit carryforwards	$ 24,284,000	$ 25,062,000
Unrealized gain (loss) on available for sale securities
Deferred Compensation	2,255,000	2,244,000
Other	448,000	385,000
Subtotal	26,987,000	27,691,000
Less: valuation allowance	(26,987,000)	(27,691,000)
Deferred tax asset, net